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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 4, 2003


                       AMERIQUEST MORTGAGE SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement, dated as of April 4, 2003, providing for the issuance of
             Asset-Backed Pass-Through Certificates, Series 2003-4)


                       AMERIQUEST MORTGAGE SECURITIES INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)
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           DELAWARE                 333-103335           33-0885129
-----------------                  ------------     ----------------------
(State or Other Jurisdiction       (Commission         (I.R.S. Employer
of Incorporation)                  File Number)     Identification Number)

1100 Town & Country Road, Suite 1100
ORANGE, CALIFORNIA                                              92868
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660



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                                       -2-

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

                  On April 4, 2003, a series of certificates, entitled Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates, Series 2003-4 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of April 1, 2003 (the "Agreement"), attached hereto as Exhibit 4.1, among Ameriquest Mortgage Securities Inc. as depositor (the "Depositor"), Ameriquest Mortgage Company ("Ameriquest") as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of eight classes of certificates (collectively, the "Certificates"), designated as the "Class A Certificates", "Class M-1 Certificates", "Class M-2 Certificates", Class "M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class CE Certificates", "Class P Certificates" and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $399,999,717.36 as of April 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreement, dated April 3, 2003, between Ameriquest and the Depositor (the "Mortgage Loan Purchase Agreement"). The Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates , Class M-4 Certificates and Class M-5 Certificates were sold by the Depositor to Blaylock & Partners, L.P. (the "Placement Agent"), pursuant to a Placement Agreement, dated April 3, 2003 (the "Placement Agreement") among the Depositor, Ameriquest and the Underwriter.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                INITIAL CERTIFICATE        PASS-THROUGH                       INITIAL CERTIFICATE       PASS-THROUGH
    CLASS       PRINCIPAL BALANCE(1)         RATE(2)             CLASS       PRINCIPAL BALANCE(1)          RATE(2)
------------------------------------------------------------------------------------------------------------------------
   A.........   $330,090,000               Variable(2)       M-3..........    $    9,000,000             Variable(2)
   M-1.......   $  27,000,000              Variable(2)       M-4..........    $    4,000,000             Variable(2)
   M-2.......   $ 15,000,000               Variable(2)       M-5..........    $    5,000,000             Variable(2)
=========================================================================================================================

(1)  Approximate.
(2) The pass-through rate on each class of Offered Certificates is generally based on one-month LIBOR plus an applicable margin, subject to increase and subject to a rate cap calculated based on the weighted average expense adjusted net mortgage rate of the mortgage loans, as further described in the prospectus supplement under "Description of the Certificates--Pass-Through Rates."

            The Certificates, other than the Class CE Certificates, the Class P Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated April 3, 2003 (the "Prospectus Supplement"), and the Prospectus, dated April 3, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates, the Class P Certificates and the Class R Certificates have not been and


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                                       -3-

will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.


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                                       -4-


Item 7.                  FINANCIAL STATEMENTS AND EXHIBITS

                         (a)            Not applicable

                         (b)            Not applicable

                         (c)            Exhibits


         Exhibit No.                     Description
         -----------                     -----------
              4.1                        Pooling and Servicing Agreement, dated
                                         as of April 1, 2003, by and among
                                         Ameriquest Mortgage Securities Inc. as
                                         Depositor, Ameriquest Mortgage Company
                                         as Master Servicer and Deutsche Bank
                                         National Trust Company as Trustee
                                         relating to the Series 2003-4
                                         Certificates.



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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 4, 2003


                                              AMERIQUEST MORTGAGE
                                              SECURITIES INC.


                                              By:   /s/ John P. Grazer
                                                 ------------------------
                                              Name:     John P. Grazer
                                              Title:    CFO





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                                INDEX TO EXHIBITS




                                                                   Sequentially
     Exhibit No.       Description                                 Numbered Page
     -----------       -----------                                 -------------
         4.1           Pooling and Servicing Agreement, dated         7
                       as of April 1, 2003, by and among
                       Ameriquest Mortgage Securities Inc. as
                       Depositor, Ameriquest Mortgage Company
                       as Master Servicer and Deutsche Bank
                       National Trust Company as Trustee
                       relating to the Series 2003-4
                       Certificates.





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                                   Exhibit 4.1